Equity investments	12 Months Ended
Dec. 31, 2012
Equity investments
Equity investments

8. Equity investments

        The following sets forth the changes in the Group's equity investments:

	Chengdu Seasky	Ye Net	Zhizhu Network	Unknown Worlds	Venture Capital Fund	Total
	RMB	RMB	RMB	RMB	RMB	RMB
Balance as of December 31, 2010	10,566,393	14,280,294	24,532,222	—	—	49,378,909
Investment	—	—	—	10,803,330	—	10,803,330
Share of (loss) / income in equity investment	(513,232)	889,549	(952,474)	(998,349)	—	(1,574,506)
Converted to controlling interest	—	(15,169,843)	—	—	—	(15,169,843)
Disposal of equity investment	(10,053,161)	—	—	—	—	(10,053,161)

Balance as of December 31, 2011	—	—	23,579,748	9,804,981	—	33,384,729
Investment	—	—	—	—	200,000,000	200,000,000
Share of (loss) / income in equity investment	—	—	(2,634,842)	6,638,070	(9,337,723)	(5,334,495)
Foreign currency translation adjustments	—	—	—	(43,034)	(175,143)	(218,177)

Balance as of December 31, 2012	—	—	20,944,906	16,400,017	190,487,134	227,832,057

Investment in Chengdu Seasky

        In April 2008, the Group made an investment of RMB20,735,000 in Chengdu Seasky Digital Entertainment Co., Ltd. ("Chengdu Seasky") to acquire 20% of its equity interest. Chengdu Seasky is principally engaged in the design and development of online games in China. In January 2010, the Group received another 20% equity interest of Chengdu Seasky from its other equity holders based on certain performances target preset in the original agreement at zero consideration. As of December 31, 2010, the equity interest owned by the Group in Chengdu Seasky was 40%. In January 2011, the Group transferred the 40% equity interest to an officer of Chengdu Seasky, for a total consideration of RMB9,934,500. Loss on disposal of Chengdu Seasky was not material.

Investment in Ye Net

        In April 2009, the Group made an investment of approximately RMB15.0 million in Ye Net to acquire 30% of its equity interest. In January 2011, the Group started to consolidate Ye Net as it acquired additional equity interest in Ye Net and obtained unilateral control of Ye Net. See Note 10(5) for more details.

Investment in Zhizhu Network

        In April 2010, the Group made an investment of RMB27.0 million in Beijing Zhizhu Network Technology Co., Ltd. ("Zhizhu Network"), a related party, to acquire 20% of its equity interest.

Investment in Unknown Worlds

        In August 2011, the Group made an investment of RMB10,803,330 in Unknown Worlds Entertainment, Inc. ("Unknown Worlds") to acquire 40% of its equity interest.

Investment in a venture capital fund

        In 2011, the Group entered into a limited partnership agreement to invest up to RMB643.5 million in a venture capital fund ("VC Fund") over a nine-year period as a limited partner. The VC Fund is managed by one general partner unrelated to the Group and is focusing on companies with high-growth potentials in certain technology, media and telecommunications sectors. The Group holds 99% equity interest in the VC Fund and can exercise significant influence over the VC Fund but does not obtain unilateral control over it, therefore the Group accounts for this investment using the equity method of accounting. As of December 31, 2012, the Group has contributed RMB200.0 million to the VC Fund.